Exhibit 10.2

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

Dated as of July 8, 2013

Among

BRE SELECT HOTELS PROPERTIES LLC, BRE SELECT HOTELS TUSCALOOSA LLC, BRE SELECT HOTELS REDMOND LLC, BRE SELECT HOTELS AZ LLC, BRE SELECT HOTELS TX L.P., BRE SELECT HOTELS NC L.P. and BRE SELECT HOTELS CLEARWATER LLC,

collectively, as Borrower

and

BRE SELECT HOTELS OPERATING LLC,

as Operating Lessee

and

CITIGROUP GLOBAL MARKETS REALTY CORP.,

and

BANK OF AMERICA, N.A.,

collectively, as Lender

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of July 8, 2013 (this “Amendment”), is by and among CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013 and BANK OF AMERICA, N.A., a national banking association, having an address at One Bryant Park, New York, New York 10036 (together with their respective successors and assigns, each, a “Co-Lender” and, collectively, “Lender”), BRE SELECT HOTELS PROPERTIES LLC, a Delaware limited liability company, BRE SELECT HOTELS TUSCALOOSA LLC, a Delaware limited liability company, BRE SELECT HOTELS REDMOND LLC, a Delaware limited liability company, BRE SELECT HOTELS AZ LLC, a Delaware limited liability company, BRE SELECT HOTELS TX L.P., a Delaware limited partnership, BRE SELECT HOTELS NC L.P., a Delaware limited partnership and BRE SELECT HOTELS CLEARWATER LLC, a Delaware limited liability company (together with their respective successors and assigns, each, an “Individual Borrower” and, collectively, “Borrower”), each having its principal place of business at c/o The Blackstone Group, 345 Park Avenue, New York, New York 10154, and BRE SELECT HOTELS OPERATING LLC, a Delaware limited liability company (“Operating Lessee”), having its principal place of business at c/o The Blackstone Group, 345 Park Avenue, New York, New York 10154. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Lender has made a loan in the original principal amount of Six Hundred Million Dollars ($600,000,000) (the “Loan”) to Borrower pursuant to that certain Loan Agreement, dated as of May 14, 2013 (the “Original Loan Agreement”), by and among Borrower, Operating Lessee and Lender, which Loan is evidenced by the Original Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement); and

WHEREAS, Borrower, Operating Lessee and Lender now desire to amend the Original Loan Agreement (the Original Loan Agreement, as amended by this Amendment, and as the same may be further amended, replaced, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and certain other Loan Documents, each as more specifically set forth herein.

NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows.

A G R E E M E N T:

Section I. Modification to Original Loan Agreement.

(i) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Component” in its entirety to read as follows:

““Component” shall mean, individually, any one of Component A-1, Component A-2, Component B, Component C , Component D or Component E.”

(ii) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Components” in its entirety to read as follows:

““Components” shall mean, collectively, Component A-1, Component A-2, Component B, Component C, Component D and Component E.”

(iii) Section 1.1 of the Original Loan Agreement is hereby amended to delete the definition of “Component F” in its entirety.

(iv) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Interest Shortfall” in its entirety to read as follows:

““Interest Shortfall” shall mean, with respect to any repayment or prepayment of the Loan (including a repayment on the Maturity Date) made on a date that is after the Payment Date and prior to, but not including, the Determination Date, the interest that would have accrued on the Loan (absent such repayment or prepayment) from and including the date on which such repayment or prepayment occurs through and including the last day of the Interest Period relating to the Payment Date following the date of such prepayment.”

(v) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Monthly Debt Service Payment Amount” in its entirety to read as follows:

““Monthly Debt Service Payment Amount” shall mean commencing on the Payment Date occurring in June, 2013 and continuing to and including the Maturity Date, an amount equal to the interest which accrues on the Loan for the related Interest Period.”

(vi) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Replacement Management Agreement” in its entirety to read as follows:

““Replacement Management Agreement” shall mean either (a) a management agreement with a Qualified Manager substantially in the same form and substance as the applicable Management Agreement, (b) a management agreement with a Qualified Manager on material terms which shall not be less favorable than those terms set forth on Exhibit F attached hereto or (c) a management agreement with a Qualified Manager, which management agreement shall be reasonably acceptable to Lender in form and substance, provided, with respect to this subclause (c), Lender, at its option, may require that Borrower shall have obtained a Rating Agency Confirmation from the applicable Approved Rating Agencies with respect to the management agreement. In each case, the replacement Qualified Manager shall enter into (i) an assignment of management agreement and subordination of management fees substantially in the form as the Assignment of Management Agreement (or of such other form and substance reasonably acceptable to Lender) executed and delivered to Lender by Borrower, Operating Lessee and such Qualified Manager; provided, that, in no instance shall such Assignment of

Management Agreement be in substantially the same form as the Assignment of Management Agreement executed on the Closing Date by Borrower, Operating Lessee, Lender and White Lodging Services Corporation and (ii) a joinder to the terms and conditions of the Cash Management Agreement at Borrower’s expense.”

(vii) Section 1.1 of the Original Loan Agreement is hereby amended to replace the definition of “Spread” in its entirety to read as follows:

““Spread” shall mean, with respect to each Component, the following amounts, as the same may be reallocated pursuant to, and in accordance with restrictions and limitations contained in Section 9.1.2:

(i) Component A-1, 3.339583333%;

(ii) Component A-2, 3.339583333%;

(iii) Component B, 3.339583333%;

(iv) Component C, 3.339583333%;

(v) Component D, 3.339583333%; and

(vi) Component E, 3.339583333%

The Spread for each Component shall be increased by one-quarter percent (0.25%) during the second Extension Period.”

(viii) Section 2.1.6 of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“2.1.6 Components of the Loan. For the purpose of computing interest payable from time to time on the principal amount of the Loan and certain other computations set forth herein, the principal balance of the Loan shall be divided into Components A through E. The principal amount of the Components shall be as follows:

COMPONENT	PRINCIPAL AMOUNT
A-1	$90,000,000
A-2	$171,500,000
B	$76,500,000
C	$57,700,000
D	$60,400,000
E	$143,900,000”

(ix) Section 2.3.1 of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“2.3.1 Monthly Debt Service Payments. Borrower shall pay to Lender on June 9, 2013 and on each Payment Date thereafter up to and including the Maturity Date, Borrower shall make a payment to Lender equal to the Monthly Debt Service Payment Amount, which payments shall be applied to accrued and unpaid interest. Payments pursuant to this Section 2.3.1 shall be applied to interest accrued, or to be accrued for the related Interest Period in which the Payment Date occurs, as follows: (i) first, to the payment of interest then due and payable under Component A-1; (ii) second, to the payment of interest then due and payable under Component A-2; (iii) third, to the payment of interest then due and payable under Component B; (iv) fourth, to the payment of interest then due and payable under Component C; (v) fifth, to the payment of interest then due and payable under Component D; and (vi) sixth, to the payment of interest then due and payable under Component E.”

(x) Section 2.4.1(b) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(b) On or after the Prepayment Release Date, Borrower shall have the right to prepay the Loan in whole, or in part, provided that (i) no Event of Default exists; (ii) Borrower gives Lender not less than seven (7) Business Days prior written notice that Borrower intends to prepay (the “Prepayment Notice”); and (iii) Borrower pays Lender, in addition to the outstanding principal amount of the Loan to be prepaid, (A) if such prepayment of the Loan occurs on a day that is not a Payment Date, all amounts of interest which would have accrued on the amount of the Loan to be paid through and including the last day of the Interest Period related to the Payment Date next occurring following the date of such prepayment of the Loan, or, if such prepayment of the Loan occurs on a Payment Date, all amounts of accrued and unpaid interest through and including the last day of the Interest Period related to such Payment Date, provided, however, if any prepayment is made during the period commencing on the first calendar day immediately following a Payment Date to, but not including, the Determination Date in such calendar month, Borrower shall pay to Lender the Interest Shortfall amount, if any, estimated by Lender (based on LIBOR in effect as of the date of such prepayment) to be due in connection with such prepayment, provided, that once the Interest Rate for the next occurring Interest Period can be determined, Lender shall calculate the actual amount of interest required to be paid by Borrower for such prepayment and (x) if the Interest Shortfall paid to Lender is in excess of the amount required to be paid pursuant to this Section 2.4.1(b), Lender shall promptly return to Borrower such excess amount and (y) if the Interest Shortfall is less than the amount required to be paid pursuant to this Section 2.4.1(b), Borrower shall pay to Lender within three (3) Business Days of notice from Lender, the amount of such deficiency, (B) except with respect to any prepayment that is a Permitted Prepayment Exception, if such prepayment is made prior to the Spread Maintenance Premium Termination Date, the Spread Maintenance Premium and (C) all other sums then due and payable under this Agreement, the Note, and the other Loan Documents, including, but not limited to, all of Lender’s reasonable actual out of pocket costs and expenses (including reasonable attorney’s fees and disbursements) incurred by Lender in connection with such prepayment of the Loan, including, without limitation, any Breakage Costs and any actual out of pocket costs and expenses associated with any rescinded or extended Prepayment Notice. Any Prepayment Notice may be rescinded or extended by Borrower upon delivery of written notice to Lender on or prior to the date specified for prepayment in the Prepayment Notice, provided that Borrower shall be responsible for the reasonable actual costs and expenses incurred by Lender in connection with the rescission or extension of such Prepayment Notice, including, without limitation, Breakage Costs. Notwithstanding the foregoing, prior to a Securitization, with respect to any prepayment made after the Payment Date and prior to or on the Determination Date, Borrower shall only be required to pay interest through the date of such prepayment.”

(xi) Section 2.4.1(c) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(c) Notwithstanding the foregoing, Borrower shall be permitted to prepay a portion of the Loan, at any time and from time to time, without any Spread Maintenance Premium or other prepayment penalty, premium or charge in an amount not to exceed, in the aggregate, the Permitted Prepayment Threshold, provided in the event such payment is a result of a Permitted Prepayment Exception, the Permitted Prepayment Threshold shall not be applicable (and for the avoidance of doubt, prepayments or repayments relating to a Permitted Prepayment Exception shall not reduce the Permitted Prepayment Threshold); provided, that (i) no Event of Default exists; (ii) Borrower gives Lender a Prepayment Notice in the manner specified in Section 2.4.1(b) hereof; and (iii) Borrower pays Lender, in addition to the outstanding principal amount of the Loan to be prepaid, (A) if such prepayment of the Loan occurs on a day that is not a Payment Date, all amounts of interest which would have accrued on the amount of the Loan to be paid through and including the last day of the Interest Period related to the Payment Date next occurring following the date of such prepayment of the Loan, or, if such prepayment of the Loan occurs on a Payment Date, all amounts of accrued and unpaid interest through and including the last day of the Interest Period related to such Payment Date, provided, however, if any prepayment is made during the period commencing on the first calendar day immediately following a Payment Date to, but not including, the Determination Date in such calendar month, Borrower shall pay to Lender the Interest Shortfall amount, if any, estimated by Lender (based on LIBOR in effect as of the date of such prepayment) to be due in connection with such prepayment, provided, that once the Interest Rate for the next occurring Interest Period can be determined, Lender shall calculate the actual amount of interest required to be paid by Borrower for such prepayment and (x) if the Interest Shortfall paid to Lender is in excess of the amount required to be paid pursuant to this Section 2.4.1(c), Lender shall promptly return to Borrower such excess amount and (y) if the Interest Shortfall is less than the amount required to be paid pursuant to this Section 2.4.1(c), Borrower shall pay to Lender within three (3) Business Days of notice from Lender, the amount of such deficiency; and (B) all other sums then due and payable under this Agreement, the Note, and the other Loan Documents, including, but not limited to, all of Lender’s reasonable actual out of pocket costs and expenses (including reasonable attorney’s fees and disbursements) incurred by Lender in connection with such prepayment of the Loan, including, without limitation, any Breakage Costs and any actual out of pocket costs and expenses associated with any rescinded or extended Prepayment Notice. Any Prepayment Notice may be rescinded or extended by Borrower upon delivery of written notice to Lender on or prior to the date specified for prepayment in the Prepayment Notice, provided that Borrower shall be responsible for the reasonable actual costs and expenses incurred by Lender in connection with the rescission or extension of such Prepayment Notice, including, without limitation, Breakage Costs. Notwithstanding the foregoing, prior to a Securitization, with respect to any prepayment made after the Payment Date and prior to or on the Determination Date, Borrower shall only be required to pay interest through the date of such prepayment.”

(xii) Section 2.4.1(d) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(d) Concurrently with any voluntary prepayment made pursuant to this Section 2.4.1 (other than (i) a prepayment made in connection with a Property release in accordance the terms and conditions of Section 2.5.2 hereof, including, without limitation, Section 2.5.2(g) hereof, (ii) a prepayment made pursuant to Section 2.5.3 hereof (except to the extent such prepayment pursuant to Section 2.5.3 hereof expressly requires a pro rata prepayment of the Loan and each Mezzanine Loan, which pro rata payment shall not be duplicative of any payment required to be made under Section 2.5.3 of the applicable Mezzanine Loan Agreement) and (iii) a prepayment pursuant to Section 6.4(d) hereof), each Mezzanine Borrower shall make a prepayment of the related Mezzanine Loan in an amount determined by multiplying the outstanding principal balance of each Mezzanine Loan by a fraction in which the portion of this Loan prepaid pursuant to this Section 2.4.1 is the numerator and the outstanding principal balance of this Loan prior to such prepayment is the denominator. Notwithstanding the foregoing, except with respect to any prepayment of a Mezzanine Loan made solely in accordance with Sections 2.4.2, 2.4.3 or 2.5 of this Agreement or a prepayment made pursuant to Section 6.4 of this Agreement, provided no Event of Default shall then exist, on or after the Prepayment Release Date (but subject to Mezzanine A Borrower’s right to make prepayments up to the Permitted Prepayment Threshold (as defined in the Mezzanine A Loan Agreement) pursuant to, and in accordance with, Section 2.4.1(c) of the Mezzanine A Loan Agreement and subject to Mezzanine B Borrower’s right to make prepayments up to the Permitted Prepayment Threshold (as defined in the Mezzanine B Loan Agreement) pursuant to, and in accordance with, Section 2.4.1(c) of the Mezzanine B Loan Agreement) a Mezzanine Borrower (such Mezzanine Borrower, a “Prepaying Mezzanine Borrower”) may at its sole discretion, subject to the terms and conditions of the applicable Mezzanine Loan Documents, voluntarily prepay all or any portion of its Mezzanine Loan (the “Prepaid Mezzanine Loan”) without a prepayment of the Loan, provided that concurrently with such voluntary prepayment of the Prepaid Mezzanine Loan, each other Mezzanine Borrower shall make a prepayment of their related Mezzanine Loan in an amount determined by multiplying the outstanding principal balance of each such Mezzanine Loan by a fraction (1) the numerator of which is the portion of the Prepaid Mezzanine Loan being prepaid pursuant to the applicable Mezzanine Loan Documents and (2) the denominator of which is the outstanding principal balance of the Prepaid Mezzanine Loan.”

(xiii) Section 2.4.2(a) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(a) On the next occurring Payment Date following the date on which Lender actually receives any Net Proceeds with respect to any Individual Property, if Lender is not obligated to make such Net Proceeds available to Borrower for the Restoration of any Individual Property or otherwise remit such Net Proceeds to Borrower pursuant to Section 6.4, Borrower shall prepay or Lender shall apply an amount equal to one hundred percent (100%) of such Net Proceeds as a prepayment of a portion of the outstanding principal balance of the Loan together with interest through the end of the related Interest Period and any other sums due hereunder, including, without limitation, any Breakage Costs due in connection therewith, in an amount equal to one hundred percent (100%) of such Net Proceeds up to the Adjusted Release Amount for such Individual Property and any Net Proceeds in excess of the Adjusted Release Amount shall be applied first to the Mezzanine A Loan up to the Mezzanine A Adjusted Release Amount, then to the Mezzanine B Loan up to the Mezzanine B Adjusted Release Amount, and any Net Proceeds in excess of the aggregate of the Adjusted Release Amount and the Mezzanine Adjusted Release Amount for such Individual Property shall be disbursed to Borrower. Other than following an Event of Default, no Spread Maintenance Premium, Spread Maintenance Default Premium or other premium, penalty or charge shall be due in connection with any prepayment made pursuant to this Section 2.4.2. After the occurrence and during the continuance of an Event of Default, the Net Proceeds may be applied to the Debt in any order or priority in Lender’s sole discretion. Lender shall provide to Borrower, upon seven (7) Business Days’ notice and at Borrower’s sole cost and expense, a release of the Individual Property (and any related Collateral) if its Adjusted Release Amount is reduced to zero, together with such additional documents and instruments evidencing or confirming the release as the Borrower shall reasonably request. Notwithstanding the foregoing, prior to a Securitization, with respect to any prepayment made after the Payment Date and prior to or on the Determination Date, Borrower shall only be required to pay interest through the date of such prepayment.”

(xiv) Section 2.4.4 of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“2.4.4 Application of Prepayments to Components. Any principal payments received on the Loan when no Event of Default exists shall be applied by Lender between the Components (a) first, to the reduction of the outstanding principal balance of Component A-1, until reduced to zero, (b) second, to the reduction of the outstanding principal balance of Component A-2 until reduced to zero, (c) third, to the reduction of the outstanding principal balance of Component B until reduced to zero, (d) fourth, to the reduction of the outstanding principal balance of Component C until reduced to zero, (e) fifth, the reduction of the outstanding principal balance of Component D until reduced to zero, and (f) sixth, to the reduction of the outstanding principal balance of Component E until reduced to zero. Following any Event of Default, any payment of principal from whatever source may be applied by Lender between the Components in Lender’s sole discretion.”

(xv) Section 2.5.2(a) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(a) The amount of the outstanding principal balance of the Loan to be prepaid shall equal or exceed the Adjusted Release Amount for the applicable Individual Property, such prepayment shall be deemed a voluntary prepayment for all purposes hereunder, including, the requirements of Section 2.4.1(a), (b) and (c) hereof (including, without limitation, the payment of any Spread Maintenance Premium to the extent required pursuant to Section 2.4.1(b) and (c) hereof);”

(xvi) Section 2.5.2(e) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(e) Notwithstanding anything to the contrary contained herein or in any other Loan Document, if the Loan is included in a REMIC Trust and the Loan-to-Value Ratio (as Borrower shall have established to Lender’s reasonable satisfaction based upon valuations obtained by Borrower at its sole cost and expense using any commercially reasonable valuation method permitted to a REMIC Trust (which may include an existing or updated appraisal or other written determination of value using a commercially reasonable valuation method reasonably satisfactory to Lender)) (expressed as a percentage) (which for the avoidance of doubt shall not include the Mezzanine Loans) exceeds or would exceed 125% immediately after giving effect to the release of the applicable Individual Property, no release under any provision of this Agreement will be permitted unless the principal balance of the Loan is prepaid by an amount not less than the greater of (i) the Adjusted Release Amount or (ii) the least of the following amounts: (A) only if the released Individual Property is sold, the net proceeds of an arm’s length sale of the released Individual Property to an unrelated Person, plus, in the case of a release pursuant to Sections 2.4.2 and Section 6.4(d), an amount equal to the Net Proceeds (to the extent such amount has not previously been applied to the principal balance), (B) the fair market value of the released Individual Property at the time of the release, plus, in the case of a release pursuant to Sections 2.4.2 and Section 6.4(d), an amount equal to the Net Proceeds (to the extent such amount has not previously been applied to the principal balance), and (C) an amount such that the Loan-to-Value Ratio (as so determined by Lender in accordance with the provisions of this clause (e)) after giving effect to the release of the applicable Individual Property is not greater than the Loan-to-Value Ratio immediately prior to such release, unless Lender receives an opinion of counsel that, if this clause (ii) is applicable but not followed or is no longer applicable at the time of such release, the Securitization will not fail to maintain its status as a REMIC Trust as a result of the release of the applicable Individual Property;”

(xvii) Section 5.2.10(h) of the Original Loan Agreement is hereby deleted in its entirety and shall replaced in its entirety to read as follows:

“(h) Borrower shall have the right, from time to time, without the consent of Lender, (i) make transfers of immaterial portions of any one or more Individual Properties to Governmental Authorities for dedication or public use, or to third parties for private use for roadways for access, ingress or egress, or (ii) grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for use, access, water and sewer lines, telephone and telegraph lines, electric lines, telecommunications leases and other utilities, provided that no such conveyance, grant or encumbrance shall materially impair the utility and operation of the affected Individual Property or have a Material Adverse Effect. In connection with any such grant, conveyance or encumbrance, if requested by Borrower, Lender shall execute and deliver any instrument necessary or reasonably appropriate and in the form reasonably acceptable to the Lender evidencing its consent to such grant, conveyance or encumbrance (and, in the case of any such transfer as described in the preceding subclause (i), a release of such portion of the Individual Property from the Lien of the applicable Security Instrument and, in the case of any easement, covenant, reservation or right-of-way as described in the preceding subclause (ii), the subordination of the Lien of the Security Instrument encumbering the affected Individual Property to such easement, covenant, reservation or right-of-way) upon receipt by Lender of:

(A) thirty (30) days’ prior written notice thereof;

(B) a copy of the easement, covenant, reservation or right of way;

(C) an Officer’s Certificate stating (I) with respect to any such transfer, the consideration, if any, being paid for the transfer and (II) that such transfer, easement, covenant, reservation or right of way does not have a Material Adverse Effect;

(D) reimbursement of all of Lender’s reasonable costs and expenses incurred in connection with such grant, conveyance or encumbrance (and such consent, release of lien or instrument of subordination); and

(E) Notwithstanding anything to the contrary contained herein or in any other Loan Document, if the Loan is included in a REMIC Trust and the Loan-to-Value Ratio (as Borrower shall have established to Lender’s reasonable satisfaction based upon valuations obtained by Borrower at its sole cost and expense using any commercially reasonable valuation method permitted to a REMIC Trust (which may include an existing or updated appraisal or other written determination of value using a commercially reasonable valuation method reasonably satisfactory to Lender)) (expressed as a percentage) (which for the avoidance of doubt shall not include the Mezzanine Loans) exceeds or would exceed 125% immediately after giving effect to the release of any portion of any Individual Property in accordance with the terms and conditions of this Section 5.2.10(h), no transfer of such portion of such Individual Properties will be permitted unless the principal balance of the Loan is prepaid by an amount not less than the least of the following amounts: (A) the net proceeds of an arm’s length sale of such portion of such Individual Property to an unrelated Person, (B) the fair market value of such portion of such Individual Property at the time of the release, or (C) an amount such that the Loan-to-Value Ratio (as so determined by Lender in accordance with the provisions of this clause (E)) after giving effect to the release of such portion of such applicable Individual Property is not greater than the Loan-to-Value Ratio immediately prior to such release, unless Lender receives an opinion of counsel that the Securitization will not fail to maintain its status as a REMIC Trust as a result of the release of such portion of such Individual Property.

Subject to the immediately preceding clause (E), if Borrower shall receive any consideration in connection with any transfers or grants consummated in accordance with this Section 5.2.10(h), Borrower shall have the right to use any such consideration in connection with any alterations performed in connection with such transfer or grant, provided that, to the extent any such consideration is not used in connection with such alterations (or any such consideration exceeds the amount required to perform such alterations), Borrower shall promptly deposit the consideration or such excess amount, as the case may be, into the Cash Management Account.”

(xviii) Section 6.3(b) of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“(b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, if the Loan or any portion thereof is included in a REMIC Trust and, immediately following a release of any portion of the Lien of the Security Instrument in connection with a Condemnation of an Individual Property (but taking into account any proposed Restoration on the remaining portion of such Individual Property) (based solely on real property and excluding any personal property or going concern value) and using any commercially reasonable valuation method permitted to a REMIC Trust (which may include an existing or updated appraisal or other written determination of value using a commercially reasonable valuation method proposed by Borrower and reasonably satisfactory to Lender)), the Loan-to-Value Ratio is greater than 125% (such value to be determined, in Lender’s sole discretion, by any commercially reasonable valuation method permitted to a REMIC Trust), the principal balance of the Loan must prepaid down by an amount not less than the least of the following amounts: (i) the Condemnation Proceeds (together with any other Net Proceeds received with respect to the released Property (to the extent such amount has not previously been applied to the principal balance)), (ii) the fair market value of the released property at the time of the release, or (iii) an amount such that the Loan-to-Value Ratio (as so determined by Lender) does not increase after the release, unless Lender receives an opinion of counsel that if such amount is not paid, the Securitization will not fail to maintain its status as a REMIC Trust as a result of the related release of such portion of the Lien of the Security Instrument. Any such prepayment shall be deemed a prepayment pursuant to Section 2.4.2 hereof.”

(xvix) Section 7.3.1 of the Original Loan Agreement is hereby deleted in its entirety and shall be replaced in its entirety to read as follows:

“7.3.1 Deposits. Borrower shall pay to Lender (a) (i) on the Closing Date, an amount equal to $14,263,360.60 to fund the costs of the Required Capital Improvements and (ii) on June 20, 2013, an amount equal to $6,763,639.40, which deposit shall increase the aggregate amount of Replacement Reserve Funds to fund the costs of the Required Capital Improvements to $21,000,000.00 and (b) on each Payment Date after the Closing Date an amount equal to the sum of (A) on each of the first thirty-six (36) Payment Dates after the Closing Date, $250,000.00 to fund the costs of the Required Capital Improvements and (B) (i) four percent (4%) of Gross Income from Operations (or such greater amount if required by the Franchise Agreements) of the calendar month occurring two (2) calendar months prior to the calendar month of the Payment Date on which such deposit is required (such month, the “Measurement Month”) less (ii) the amount actually deposited into the reserve accounts relating to FF&E maintained by the Marriott Managers under the respective Management Agreements between Operating Lessee and the applicable Marriott Manager entered into in accordance with the terms of this Agreement during such Measurement Month, provided such reserve accounts continue to held and maintained in accordance with the FF&E Reserve Account Control Agreements to fund the costs of FF&E Expenditures (the foregoing clauses (A) and (B), collectively, the “Replacement Reserve Monthly Deposit”), which amounts shall be deposited into an account controlled by Lender (the “Replacement Reserve Account”). Amounts so deposited shall hereinafter be referred to as Borrower’s “Replacement Reserve Fund”. After the Closing Date, Borrower, at its option, may pay to Lender additional amounts for deposit into the Replacement Reserve Account and any such amounts received by Lender from Borrower shall reduce the amount of each remaining deposit pursuant to clause (A) hereunder by an amount equal to the amount of such additional amount deposited into the Replacement Reserve Account divided by the number of remaining deposits pursuant to clause (A) hereunder. An amount equal to a pro rata amount (based on the relative Release Amounts) of the Replacement Reserve Fund, if a positive amount, shall be retained by Lender in the Replacement Reserve Account and credited toward the future Replacement Reserve Monthly Deposits required by Lender solely with respect to clause (B) hereunder in the event an Individual Property is released from the Lien of its related Security Instrument in accordance with Section 2.4.2 or Section 2.5 hereof. Amounts on deposit in the Replacement Reserve Account that are not expended in any given Fiscal Year shall be available to be disbursed in accordance with Section 7.3.2 below for the cost of Replacement Expenditures in any subsequent Fiscal Year provided that any such non-expended balance shall not be deemed to reduce Borrower’s obligation to make the full amount of the Replacement Reserve Monthly Deposit during any subsequent Fiscal Year as and when due under this Section 7.3.1.”

(xx) The Original Loan Agreement is hereby amended to add, in the appropriate numeric order, the following as new Section 10.31:

“10.31. Marriott Franchise Agreements. For the avoidance of doubt, nothing contained in this Agreement or any of the other Loan Documents, is, or shall be deemed to constitute, a collateral assignment, pledge or grant of a security interest by Borrower and/or Operating Lessee to Lender with respect to any Franchise Agreement with Marriott International Inc. or its affiliates or any Franchise Owner Agreement with Marriott International Inc. or its affiliates in violation of such Franchise Agreement or such Franchise Owner Agreement.”

Section II. Amendment to Other Loan Documents. Each of the Loan Documents (other than the Loan Agreement) is hereby amended such that (i) each reference in any of the Loan Documents (other than the Loan Agreement) to the defined terms Component, Components, Monthly Debt Service Payment Amount, Replacement Management Agreement, Interest Shortfall and Spread which defined terms have been modified pursuant to this Amendment shall be deemed to be a reference to such defined term as so modified, (ii) each reference in any of the Loan Documents (other than the Loan Agreement) to the defined term Component F, which defined term has been deleted in its entirety pursuant to this Agreement shall be deemed deleted and (iii) each reference to the Loan Agreement shall mean the Original Loan Agreement, as modified pursuant to the terms of this Agreement.

Section III. Reaffirmation of Guaranty. In connection with this Amendment, each Guarantor hereby:

(a) Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty.

(b) Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Guaranty.

(c) Acknowledges that the Guaranty and the obligations of Guarantor contained in the Guaranty are continuing and in full force and effect.

(d) Hereby reaffirms the Guaranty and its obligations thereunder, and acknowledges that this reaffirmation of the Guaranty is for the benefit of Lender.

Section IV. Reaffirmation of Indemnitor Guaranty and Environmental Indemnity. In connection with this Amendment, Indemnitor hereby:

(e) Consents to and acknowledges this Amendment and acknowledges and agrees that this Amendment shall not impair, reduce or adversely affect the nature of the obligations of Indemnitor under the Indemnitor Guaranty or the Environmental Indemnity.

(f) Warrants and represents that there are no defenses, offsets or counterclaims with respect to its obligations under the Indemnitor Guaranty or the Environmental Indemnity.

(g) Acknowledges that the Indemnitor Guaranty and the Environmental Indemnity and the obligations of Indemnitor contained in the Indemnitor Guaranty and the Environmental Indemnity are continuing and in full force and effect.

(h) Hereby reaffirms the Indemnitor Guaranty and the Environmental Indemnity and its obligations thereunder, and acknowledges that this reaffirmation of the Indemnitor Guaranty and Environmental Indemnity is for the benefit of Lender.

Section V. No Offset; No Default. Each of Borrower and Operating Lessee hereby waives all offsets, defenses and claims it may have against Lender that accrued on or before the date hereof. As of the date hereof, Lender acknowledges that to Lender’s actual knowledge there is no existing Event of Default or Default by Borrower, Operating Lessee, any other Loan Party, Indemnitor or Guarantor under the Loan Documents.

Section VI. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any of Lender, Borrower, Operating Lessee, any other Loan Party, Indemnitor or Guarantor under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents by any of the parties hereto.

Section VII. No Presumption Against Party Drafting Amendment. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared or drafted the same, it being agreed that all parties to this Amendment participated in the preparation hereof.

Section VIII. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section IX. Ratification. Borrower, Operating Lessee and Lender hereby ratify and confirm the Loan Agreement, as modified hereby. Except as modified and amended by this Amendment, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender, Operating Lessee and Borrower thereunder shall be and remain unmodified and in full force and effect.

Section X. No Further Modification. No further modification, amendment, extension, discharge, termination or waiver hereof shall be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

Section XI. Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. If any provision hereof is not enforceable, the remaining provisions of this Amendment shall be enforced in accordance with their terms.

Section XII. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Section XIII. References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified herein.

Section XIV. Entire Agreement. This Amendment constitutes the entire agreement between Borrower, Operating Lessee and Lender with respect to subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section XV. Incorporation of Recitals; Defined Terms. The recitals hereto are hereby incorporated into this Amendment as if fully set forth herein. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

BRE SELECT HOTELS PROPERTIES LLC, a Delaware limited liability company

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Managing Director and Vice President

BRE SELECT HOTELS TUSCALOOSA LLC, a Delaware limited liability company

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Managing Director and Vice President

BRE SELECT HOTELS REDMOND LLC, a Delaware limited liability company

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Managing Director and Vice President

BRE SELECT HOTELS AZ LLC, a Delaware limited liability company

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Managing Director and Vice President

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BRE SELECT HOTELS TX L.P., a Delaware limited partnership

By: BRE Select Hotels TX GP LLC, a Delaware limited liability company, its general partner

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Managing Director and Vice President

BRE SELECT HOTELS NC L.P., a Delaware limited partnership

By: BRE Select Hotels NC GP LLC; a Delaware limited liability company, its general partner

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Managing Director and Vice President

BRE SELECT HOTELS CLEARWATER LLC, a Delaware limited liability company

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Managing Director and Vice President

OPERATING LESSEE:

BRE SELECT HOTELS OPERATING LLC, a Delaware limited liability company

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Managing Director and Vice President

LENDER:

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ Harry Kramer
	Name:	Harry Kramer
	Title:	Authorized Signatory

BANK OF AMERICA, N.A.

By:	/s/ Steven Wasser
	Name:	Steven Wasser
	Title:	Managing Director

The undersigned hereby acknowledges and consents to Section III of this First Amendment to Loan Agreement and Other Loan Documents.

GUARANTOR:

BLACKSTONE REAL ESTATE PARTNERS VII L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.1 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.2 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.3 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.4 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ William J. Stein
		Name:	William J. Stein
		Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.5 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.6 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ William J. Stein
			Name:	William J. Stein
			Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.7 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

By:	/s/ William J. Stein
	Name:	William J. Stein
	Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.8 L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

By:	/s/ William J. Stein
	Name:	William J. Stein
	Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.F L.P., a Delaware limited partnership

By:	Blackstone Real Estate Associates VII L.P., a Delaware limited partnership, its general partner

	By:	BREA VII L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ William J. Stein
		Name:	William J. Stein
		Title:	Senior Managing Director

The undersigned hereby acknowledges and consents to Section IV of this First Amendment to Loan Agreement and Other Loan Documents.

INDEMNITOR:

BRE SELECT HOTELS CORP, a Delaware corporation

By:	/s/ Brian Kim
	Name:	Brian Kim
	Title:	Chief Financial Officer, Vice President and Managing Director